UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2016

ARATANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35952	38-3826477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11400 Tomahawk Creek Parkway, Suite 340,  Leawood, KS 66211

(Address of principal executive offices) (Zip Code)

(913) 353-1000

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on July 30, 2016, Julia Stephanus provided Aratana Therapeutics, Inc. (the “Company”) with a notice to cure and contingent resignation pursuant to Section 4.6.2(iv) of her employment agreement, as amended, which was filed with the Securities and Exchange Commission as Exhibit 10.7 to the Company’s S-1/A registration statement on May 23, 2013 (the “Employment Agreement”).   On August 30, 2016, Ms. Stephanus and the Company entered into a consulting and separation agreement (the “Agreement”), which provides for her continued employment as Chief Commercial Officer of the Company until September 30, 2016 (“Termination Date”), following which she has agreed to serve as a commercial consultant to the Company.

Under the terms of the Agreement, Ms. Stephanus will be entitled to receive the following severance payments and benefits provided under her Employment Agreement: (i) six months of continued base salary (which totals $162,500 less standard deductions and withholding), (ii) payment of up to six months of insurance premiums for continuation coverage under the Company’s group health plans and (iii) accelerated vesting of her Company equity awards issued in 2013 that would have vested during the 6 months following the Termination Date had she remained employed with the Company.  Ms. Stephanus has agreed not to compete with the Company for six months or solicit Company employees for one year following the Termination Date.

The Agreement also provides that, beginning October 3, 2016 and each month thereafter until either party notifies the other,  Ms. Stephanus will be eligible to receive an hourly consulting rate of $170.00, subject to a maximum of 30 hours per week of consulting services unless authorized by the Company.  Ms. Stephanus will be eligible for additional discretionary cash consulting fees for successful completion of certain consulting projects, as determined by the Company, and she will be reimbursed for reasonable, out-of-pocket expenses in performance of her consulting services to the Company.  Subject to approval of the Compensation Committee of the Board of Directors of the Company, Ms. Stephanus is also eligible to receive an award of 8,500 restricted shares of the Company’s common stock,  which vest over  a four-month period subject to her continued service to the Company.

The foregoing description of the Agreement does not purport to be complete, and is qualified by reference to the complete text of such agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01Other Events.

On August 15, 2016, the Company announced that the U.S. Food and Drug Administration’s Center for Veterinary Medicine approved NOCITA® (bupivacaine liposome injectable suspension) as a local post-operative analgesia for cranial cruciate ligament surgery in dogs.  The Company anticipates NOCITA will be commercially available to veterinarians in the fall of 2016.  NOCITA is a long-acting, local anesthetic that lasts up to 72 hours post-surgery by releasing bupivacaine over time from multi-vesicular liposomes deposited in the tissue. The therapeutic is administered as a single dose by tissue infiltration during closure of cranial cruciate ligament surgery in dogs.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits:

10.1	Consulting and Separation Agreement, dated as of August 30, 2016, between Aratana Therapeutics, Inc. and Julia Stephanus.

Forward-Looking Statements

Some of the information contained in this report, including information with respect to the Company’s plans and strategy for its business, includes forward-looking statements that involve risks and uncertainties. In this report, the words “anticipates,” “believes,” “expects,” “intends,” “future,” “could,” “estimates,” “plans,” “would,” “should,” “potential,” “continues” and similar words or expressions (as well as other words or expressions referencing future events, conditions or circumstances) identify forward-looking statements. These forward-looking statements include without limitation statements regarding the anticipated commercial availability of NOCITA to veterinarians in the fall of 2016. Such statements involve risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements  expressed or implied by the forward-looking statements, including but not limited to: the Company’s history of operating losses and its expectation that the Company will continue to incur losses for the foreseeable future; failure to obtain sufficient capital to fund the Company’s operations; risks relating to the impairment of intangible assets AT-004, AT-005, AT-007 and AT-011; unstable market and economic conditions; restrictions on the Company’s financial flexibility due to the terms of its credit facility; the Company’s substantial dependence upon the success of its product candidates; development of the Company’s biologic product candidates is dependent upon relatively novel technologies and uncertain regulatory pathways, and biologics may not be commercially viable; denial or delay of regulatory approval for the Company’s existing or future product candidates; failure of the Company’s product candidates that receive regulatory approval to obtain market approval or achieve commercial success; failure to realize anticipated benefits of the Company’s acquisitions and difficulties associated with integrating the acquired businesses; development of pet therapeutics is a lengthy and expensive process with an uncertain outcome; competition in the pet therapeutics market, including from generic alternatives to the Company’s product candidates, and failure to compete effectively; failure to identify, license or acquire, develop and commercialize additional product candidates; failure to attract and retain senior management and key scientific personnel; the Company’s reliance on third-party manufacturers, suppliers and partners; regulatory restrictions on the marketing of the Company’s product candidates; the Company’s small commercial sales organization, and any failure to create a sales force or collaborate with third-parties to commercialize the Company’s product candidates; difficulties in managing the growth of the company; significant costs of being a public company; risks related to the restatement of the Company’s financial statements for the year ended December 31, 2013, and the identification of a material weakness in its internal control over financial reporting; changes in distribution channels for pet therapeutics; consolidation of the Company’s veterinarian customers; limitations on the Company’s ability to use its net operating loss carryforwards; impacts of generic products; safety or efficacy concerns with respect to the Company’s product candidates; effects of system failures or security breaches; failure to obtain ownership of issued patents covering the Company’s product candidates or failure to prosecute or enforce licensed patents; failure to comply with the Company’s obligations under its license agreements; effects of patent or other intellectual property lawsuits; failure to protect the Company’s intellectual property; changing patent laws and regulations; non-compliance with any legal or regulatory requirements; litigation resulting from the misuse of the Company’s confidential information; the uncertainty of the regulatory approval process and the costs associated with government regulation of the Company’s product candidates; failure to obtain regulatory approvals in foreign jurisdictions; effects of legislative or regulatory reform with respect to pet therapeutics; the volatility of the price of the Company’s common stock; the Company’s status as an emerging growth company, which could make the Company’s common stock less attractive to investors; dilution of the Company’s common stock as a result of future financings; the influence of certain significant stockholders over the Company’s business; and provisions in the Company’s charter documents and under Delaware law could delay or prevent a change in control. These and other important factors discussed under the caption "Risk Factors" in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, on March 15, 2016, along with the Company’s other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this report.  Any such forward-looking statements represent management's estimates as of the date of this report. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause the Company’s views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARATANA THERAPEUTICS, INC.

Date: September 1, 2016	By:
/s/ Steven St. Peter
Steven St. Peter

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Consulting and Separation Agreement, dated as of August 30, 2016 between Aratana Therapeutics, Inc. and Julia Stephanus